SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  May 15, 1996
                                                   ---------------------------



                   The CIT Group Securitization Corporation II
- ------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)



                                    Delaware
- ------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



           33-85224                                    22-3328188
- ------------------------------------------------------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)



               650 CIT Drive, Livingston, New Jersey  07039
- ------------------------------------------------------------------------------
           (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:  (201) 740-5000
                                                     -------------------------


                                       N/A
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.
                  -------------
                  On May 15, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7.           Financial Statements and Exhibits.
                  ----------------------------------
                  (c)      Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.     Description                                Page
        -----------     -----------                                ----
           28           Monthly Report delivered by                 3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on May 15, 1996


SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE CIT GROUP/SALES FINANCING,
                                             INC., as servicer



                                             By:  /s/ Frank Garcia
                                                  ----------------------
                                             Name:    Frank Garcia
                                             Title:   Vice President

Dated:  May 22, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is an Executive Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York
(Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from April 1, 1996 to April 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed hereunto his signature this 10th day of May
1996.                                                            ---------------
- ----

                                    THE CIT GROUP/SALES FINANCING, INC.


                                    BY: /s/ Frank Garcia
                                        ----------------
                                        Frank Garcia
                                        Vice President

                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                           End of Period             4/30/96
                                      Determination date             5/10/96
                                       Distribution date             5/15/96





All Payments on the Contracts                                      7,952,482.80
All Liquidation Proceeds on the Contracts with
   respect to Principal                                               39,025.27
Recoveries on Previously Defaulted/Liquidated Contracts                   37.72
Repurchased Contracts                                                      0.00
Servicer Advances                                                    104,948.05
Reimbursement of Prior Month Advances                                (94,472.20)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                                  1.23
Transfer of Funds from Pre-Funding Account Available for
   Principal Distribution                                              1,296.75



Total Amount Available for Distribution                            8,003,319.62

Distribution Amounts
- --------------------
1. Aggregate Note Distribution                                     6,994,763.18

2. Aggregate Certificate Distribution                                 67,102.57

    Amounts to Holder of GP Interest                                 736,258.10
    Amounts to Servicer                                              201,805.44
    Interest Payment on Cash Collateral Loan                           3,390.33

Total Distribution                                                 8,003,319.62

Interest
- --------
3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                 1,027,873.56
          (b) Certificate Interest @ 5.85                             67,031.25


4. Total Distribution in respect of interest
          (a) Note Interest                                        1,027,873.56
          (b) Certificate Interest                                    67,031.25

Principal
- ---------
Beginning Outstanding Principal Balance of Notes:                228,416,345.97


5. Formula Principal Distribution Amount                           5,966,960.94

          (a) Stated Principal                                     1,748,846.17
          (b) Principal Prepayments                                4,175,358.54
          (c) Liquidated Contracts                                    41,459.48
          (d) Defaulted Contracts                                          0.00
          (e) Prefunding Account Available for Principal
                 Distribution                                          1,296.75

6. Distribution made in respect of Principal
          (a) Note                                                 5,966,889.62
          (b) Certificate                                                 71.32


7.  Outstanding Principal Balance of Notes:                      222,449,456.35

8.  Opening Certificate Balance                                   13,750,000.00
           Distribution made in respect of Principal Certificate          71.32
      Closing Certificate Balance                                 13,749,928.68

Contract Pool
- -------------                                     Number           Amount
                                                  ------           ------
9.   Closing Pool Balance                         9,380          236,199,384.74
10.  Note Pool Factor                                                  0.941590
11.  Certificate Pool Factor                                           0.999990


Delinquency Information                          Number           Amount
- -----------------------                          ------           ------
12. Delinquent Contracts
          (a) 31-59 Days                           33                795,325.78
          (b) 60-89 Days                           14                274,012.92
          (c) 90 Days or more                       2                 57,311.29


13. Repossessed Contracts                           1                128,650.66
14. Repossessed Contracts Remaining in Inventory    1                128,650.66

Miscellaneous
- -------------
15. Monthly Servicing Fee  (Includ. Amount of Investment
      Earnings on amounts on the Collection Account)                 201,805.44

16.  Amount of Servicer Fee Paid                                     201,805.44

17.  Opening Balance of Cash Collateral Account                    5,448,742.78
           Principal Prepayment to Cash Collateral Depositor        (134,256.62)
          Deposit to Cash Collateral Account                              -
       Available Balance of Cash Collateral Account at the
          End of the current Period                                5,314,486.16
       Required Cash Collateral Amount                             5,314,486.16

18.   Opening Balance of funds on deposit in the
         Pre-Funding Account                                      38,925,037.49
           Monthly interest on Pre-Funding Account                         0.00
           Transfer of funds from Pre-Funding Account for
             Subsequent Contracts                                 38,923,740.74
           Transfer of funds from Pre-Funding Account to
             Capitalized Interest Account                                  0.00
           Transfer of funds from Pre-Funding Account to
             Available for Principal Distribution                      1,296.75
         Ending Balance of Prefunding Account                              0.00

19. Weighted Average Contract Rate of  all Outstanding Contracts          9.970%
      Weighted Average Remaining Term to Maturity Rate of  all
        Outstanding Contracts                                           147.090

20. Number of Subsequent Contracts                                        2,697

21. Aggregate Principal Balance of Subsequent Contracts           68,253,738.25

22. Number of Subsequent Contracts Purchased since the
      preceding Distribution Date                                         1,577

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution Date  38,923,740.74

24.  Opening  Balance in the Capitalized Interest Account                  0.00
           Monthly interest on Capitalized Interest Account                  -
           Transfer of funds from Pre-Funding Account to Capitalized
             Interest Account                                                -
           Transfer of funds from Capitalized Interest Account to
             available for distribution                                      -
        Ending  Balance in the Capitalized Interest Account                  -

25.  Amount of Monthly Advances by Servicer                          103,351.60

26.  Amount of Non-Reimbursable Payments by Servicer                   1,596.45

27.  Amounts to Holder of GP Interest                                736,258.10